SUPPLEMENT TO FIDELITY'S GOVERNMENT BOND FUNDS SEPTEMBER 21, 1998
PROSPECTUS
The following information replaces footnote D to the Financial Highlights table for Fidelity Ginnie Mae Fund found on page 8.
FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. The following information replaces the biographical information for Curt Hollingsworth found in the "Charter" section on page 15.
Thomas Silvia is Vice President and manager of Ginnie Mae and Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Mr. Silvia joined Fidelity as a senior mortgage trader in 1993. Previously, he was a quantitative analyst with Donaldson, Lufkin & Jenrette in New York from 1990 to 1993. Andrew Dudley is Vice President and manager of Intermediate Government Income, which he has managed since December 1998. He also manages other Fidelity funds. Prior to joining Fidelity in 1996, Mr. Dudley was a portfolio manager for Putnam Investments from 1991 to 1996.